Decommissioning Liabilities	12 Months Ended
Dec. 31, 2022
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Decommissioning Liabilities

29. DECOMMISSIONING LIABILITIES
The decommissioning provision represents the present value of the expected future costs associated with the retirement of producing well sites, upstream processing facilities, surface and subsea plant and equipment, manufacturing facilities, the commercial fuels facilities and the crude-by-rail terminal.
The aggregate carrying amount of the obligation is:

	2022	2021
Decommissioning Liabilities, Beginning of Year	3,906	1,248
Liabilities Incurred	22	30
Liabilities Acquired (Note 5) (1)	48	2,856
Liabilities Settled	(215)	(144)
Liabilities Divested (Note 5) (1)	(89)	(140)
Change in Estimated Future Cash Flows	693	(472)
Change in Discount Rates	(980)	450
Unwinding of Discount on Decommissioning Liabilities (Note 7)	176	199
Transfers to Liabilities Related to Assets Held for Sale (Note 18)	—	(128)
Exchange Rate Movements and Other	(2)	7
Decommissioning Liabilities, End of Year	3,559	3,906
(1)     In connection with the Sunrise Acquisition, Cenovus was deemed to have disposed of its pre-existing interest and reacquired it at fair value as required by IFRS 3. As at August 31, 2022, the carrying value of the pre-existing interest in SOSP’s decommissioning liabilities was $11 million.
As at December 31, 2022, the undiscounted amount of estimated future cash flows required to settle the obligation is $14 billion (December 31, 2021 – $14 billion). Most of these obligations are not expected to be paid for several years, or decades, and are expected to be funded from general resources at that time. The Company expects to settle approximately $250 million to $300 million of decommissioning liabilities over the next year. Revisions in estimated future cash flows resulted from a change in the timing of decommissioning liabilities over the estimated life of the reserves and an increase in cost estimates. These obligations have been discounted using a credit-adjusted risk-free rate of 6.1 percent (December 31, 2021 – 4.4 percent) and assumes an inflation rate of two percent (December 31, 2021 – two percent).
The Company deposits cash into restricted accounts that will be used to fund decommissioning liabilities in offshore China in accordance with the provisions of the regulations of the People’s Republic of China. As at December 31, 2022, the Company had $209 million in restricted cash (December 31, 2021 – $186 million).
Sensitivities
Changes to the credit-adjusted risk-free rate or the inflation rate would have the following impact on the decommissioning liabilities:

	Sensitivity	2022		2021
As at December 31,	Range	Increase	Decrease	Increase	Decrease
Credit-Adjusted Risk-Free Rate	± one percent	(319)	419	(623)	875
Inflation Rate	± one percent	419	(320)	873	(625)